TCW ETF TRUST

(the “Trust”)

TCW Senior Loan ETF

TCW Investment Grade Credit ETF

TCW High Yield Bond ETF

TCW AAA CLO ETF

TCW Multisector Credit Income ETF

(each, a “Fund” and a series of the Trust)

Supplement dated June 20, 2024

to the Statement of Additional Information (the “SAI”)1

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI. This Supplement supersedes any information to the contrary in the SAI.

Shares of the Funds listed above are not currently being offered for purchase or sale.

Shareholders of each Fund should retain this Supplement for future reference.

1 The SAI is dated March 1, 2024, as revised on March 12, 2024, March 13, 2024, May 3, 2024 and June 22, 2024.